HSBC Finance Corporation AFSA Conference for European Fixed Income Investors April 26-27, 2006

This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC Finance Corporation. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, and the HSBC Finance Corporation Annual Report on Form 10-K, each for the year ended December 31, 2005. Please further be advised that Regulation FD prohibits HSBC representatives from answering certain, specific questions during the Q&A session.

Agenda Group Legal Structure/Finance Company Overview Financial Review Recent Topics of Interest Funding Outlook

Group Legal Structure/Finance Company Overview

Legal Entity Structure HSBC Holdings plc Aa2/A+/AA HSBC North America Holdings Inc. (HNAH) HSBC Bank, plc Aa2/AA-/AA Other HSBC Worldwide Businesses HSBC Finance Corporation Aa3/A/AA- HSBC USA Inc. (HUSI) Aa3/A+/AA HSBC Markets (USA) Inc. HSBC Bank USA, N.A. Aa2/AA-/AA HSBC Securities (USA) Inc. HSBC Bank Nevada, N.A. HSBC Financial Corp. Ltd (Canada) Aa3/A/AA- HFC Bank Ltd. * * * * Denotes entities that issue fixed income securities in the public markets * * * *

HSBC North America Holdings Inc. Bank holding company established January 1, 2004 Does not include HSBC Mexico Assets totaling over $400 billion making it a top-ten U.S. bank holding company One North American management team Regulated by the Federal Reserve Not an SEC registrant

HSBC Finance Corporation Overview Established in 1878 A recognized leader in U.S. consumer lending Leading market share in all businesses Balance sheet is focused on non-conforming and non-prime borrowers Extensive customer base and distribution network Nationwide branch network, direct mail and e-commerce Significant distribution through alliances and partnerships

HSBC Finance Corporation Characteristics of Business Model Centralized Approach to Business Sales Skill and Culture Partnering Skills and Culture Low Cost Producer Leading Technology Strong Marketing and Credit Management Analytics

HSBC Finance Businesses HSBC Finance Corporation Credit Card Services International Other Consumer 2005 Net Inc: $1,498 million 12/05 Rec.: $108.3 billion $661 million $26.2 billion $(5) million $9.3 billion -Consumer Lending -Mortgage Services -Retail Services -Auto Finance -MasterCard/Visa (U.S.) -UK -Canada -Insurance Services -Taxpayer Financial Services

*Represents % distribution of managed consumer receivables as of December 31, 2005 HSBC Finance's Consumer Lending Franchise Nationwide Coverage and Well Diversified West Correspondent 11% Consumer Finance 10% MasterCard/Visa 7% Private Label 4% Auto 6% Midwest Correspondent 24% Consumer Finance 23% MasterCard/Visa 27% Private Label 36% Auto 16% Northeast Correspondent 7% Consumer Finance 9% MasterCard/Visa 14% Private Label 10% Auto 5% Mid Atlantic Correspondent 13% Consumer Finance 15% MasterCard/Visa 14% Private Label 11% Auto 13% California Correspondent 9% Consumer Finance 11% MasterCard/Visa 11% Private Label 16% Auto 12% Southwest Correspondent 8% Consumer Finance 9% MasterCard/Visa 12% Private Label 17% Auto 24% Southeast Correspondent 28% Consumer Finance 23% MasterCard/Visa 15% Private Label 6% Auto 24%

HSBC Finance Corporation 12/31/05 12/31/01 Managed Receivables Mix $144.0 Billion $100.8 Billion

Financial Review

HSBC Finance - Financial Review The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 10-K for the period ended December 31, 2005 and our Forms 8-K dated February 28, May 16, August 1, November 14, 2005 and March 6, 2006 for a description of the adjustments made for non-GAAP information as well as quantitative reconciliations to GAAP basis financial information. Key Financials (US GAAP) - Managed Basis (1) Excludes $121 million (after-tax) decrease in net income relating to the adoption of FFIEC charge-off policies for our domestic private label and MasterCard/Visa receivables and the $423 million (after-tax) gain on the bulk sale of domestic private label receivables to an affiliate in 2004. (2) Includes impact of Metris acquisition ($5.3 billion) and sale of UK Card Receivables to HSBC Bank plc ($3.1 billion).

'00 '01 '02 (1) '03 '04 '05 Managed Revenue 14254 15925 17647 17402 16734 18529 Managed Risk Adjusted Revenue* 0.074 0.0764 0.0718 0.0698 0.0696 0.0718 Consumer Managed Charge-offs 0.0364 0.0373 0.0428 0.0467 0.0461 0.0336 Risk Adjusted Revenue (1) Excludes $378.2 million loss on disposition of Thrift assets and deposits (*Risk adjusted revenue = ( $ Managed Basis Net Interest Margin + Other Revenues - Securitization related revenue - mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133 - Net Charge-offs), divided by Average Interest Earning Assets. Includes amortization of purchase accounting adjustments subsequent to March 28, 2003. The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 10-K for the period ended December 31, 2005 and our Forms 8-K dated February 28, May 16, August 1, November 14, 2005 and March 6, 2006 for a description of the adjustments made for non-GAAP information as well as quantitative reconciliations to GAAP basis financial information. ($ Millions)

HSBC Finance Credit Quality - Managed Basis



(Percent)
5.50
5.25
5.00
4.75
4.50
4.25
4.00
3.75
3.50
3.25
3.00
5.39
5.06
4.70
4.59
4.24
3.93
3.85
3.87
3.89
4.39
4.88
4.57
4.38
4.61*
3.65
3.28
3.21
3.31
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Consumer 2+ Delinquency
Consumer Net Charge-offs Quarter Ended (Annualized)

* The adoption of charge-off policies for MasterCard and Visa and domestic private label in accordance with the Uniform Retail Credit Classification and Account Management Policy issued by the Federal Financial Institutions Examination Council increased total consumer net charge-offs by 62 basis points during the quarter ended December 31, 2004

The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our 2005 owned basis GAAP financial information. Please refer to our Form 10-K for the period ended December 31, 2005 and our Forms 8-K dated February 28, May 16, August 1, November 14, 2005 and March 6, 2006 for a description of the adjustments made for non-GAAP information as well as quantitative reconciliations to GAAP basis financial information.

HSBC

15

'00 '01 '02 '03 '04 '05 Managed Reserve Levels (Billions) 3.2 3.8 5.1 6.2 4.5 4.7 % of Nonperforming Receivables Coverage 1.07 1.05 1.13 1.18 1.08 1.09 % of Managed Receivables 3.65 3.78 4.74 5.2 3.73 3.29 Reserves The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 10-K for the period ended December 31, 2005 and our Forms 8-K dated February 28, May 16, August 1, November 14, 2005 and March 6, 2006 for a description of the adjustments made for non-GAAP information as well as quantitative reconciliations to GAAP basis financial information. ($ Billions)

Recent Topics of Interest

Real Estate Market Overview Property value growth rates in a number of markets are not sustainable Moderation in appreciation will bring prices in most markets in line with economic fundamentals Process has begun in selected markets Expect a more general slowing over the next 12-24 months HSBC Finance RE portfolio is well diversified geographically and by MSA Underweighted in "hot" markets Largest state exposure is California at 14% of RE portfolio* HSBC continues to closely monitor loan originations in markets considered overheated HSBC Finance RE portfolio statistics (12/31/05)* 71% fixed rate 86% first lien 6% "interest-only" mortgages 10% "stated income" mortgages No "option ARM's" No "negative amortization" mortgages The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 10-K for the period ended December 31, 2005 and our Forms 8-K dated February 28, May 16, August 1, November 14, 2005 and March 6, 2006 for a description of the adjustments made for non-GAAP information as well as quantitative reconciliations to GAAP basis financial information. * Figures are approximate and represent % of managed domestic RE portfolio

Impact of New U.S. Bankruptcy Legislation effective October 17, 2005 Q4 2005 results included an estimated $125 million of higher charge-offs, primarily in the MasterCard/Visa portfolio, substantially covered by existing provisions. $113 million of higher provisions in Q4 2005 to cover estimated secured and personal non-credit card charge-offs. Bankruptcy filings subsequent to legislation change have decreased dramatically. Some bankruptcy charge-offs are an acceleration of charge-offs that would have otherwise occurred in future periods.

Minimum Payment Considerations Changes to the required minimum payment on credit card accounts were implemented between July and December of 2005 4th Quarter 2005 judgmental reserves were increased based partially on the expected impact of increased MinPay requirements The increased payment requirement is expected to result in lower non-prime credit card fee income and higher loss provisions attributable to prime accounts

Funding

Coordinated Global Issuance Capital planning managed at Group level Funding plans developed locally in conjunction with Group Treasury Management Debt/ABS issuance managed locally with global consultation Investor relations coordinated globally Marketing and distribution in conjunction with HSBC Corporate, Investment Banking and Markets (CIBM) At 12/31/05, HSBC Finance had received $44.1 billion in HSBC related funding

Issuance Volumes $ Billions (1) Excludes issuance to affiliates and customers of HSBC (2) Issuance for domestic operations

Increasing Access to Global Markets USD Globals (39%) Domestic MTNs (33%) Euro Bonds/Euro MTNs (16%) U.S. Retail (7%) Foreign (Non-Euro) (5%) 0.39 0.33 0.16 0.07 0.05 USD Globals (41%) Domestic MTNs (42%) Euro Bonds/Euro MTNs (9%) U.S. Retail (5%) Foreign (Non-Euro) (3%) 0.41 0.42 0.09 0.05 0.03 2005 2001 Product Distribution of HSBC Finance Domestic Senior Debt Issuance

HSBC Finance 2006 Funding Objectives Reduce reliance on large USD$ global and Euro issuance Increase issuance of public ABS transactions Expect to issue between $8-12 billion in 2006, mainly real estate and auto Continue to broaden investor base through alternative products Expand retail offerings Securitization Alternative currencies (JPY, SEK, CZK, NOK) Broaden investor base through more active international marketing program $2.5 billion global-bond issued (1/06) ^200 investors/19 countries €1.5 billion European Regional Bond-"HERBs" issued (3/06) ^400 investors/24 countries Continue investor communications

HSBC Finance 2006 Issuance Plans 2006 unsecured issuance volumes should decline from 2005 Anticipated remaining issuance 2-3 benchmark USD global transactions 2 benchmark Euro transactions 1-2 benchmark size USD MTNs 1 Samurai transaction Alternative currency transactions YTD Issuance 2006 $5.5 Billion Dollar Denominated ¥60 Billion ($506 Million) € 1.5 Billion ($1.815 Billion) $498 Million Retail Medium Term Notes $270 Million Non-Dollar Currencies (CZK, NOK, SEK) Maintain CP outstandings of $11-12 billion

Summary HSBC Finance's fundamental business strategies have not changed Underlying credit quality remains strong Quality and transparency of earnings is strong Integration targets have been achieved Funding sources are diversified Issuance is well coordinated and managed on a global basis

Appendix

Group Ratings Source: Moodys/S&P/Fitch (1) Fitch raised senior debt ratings on December 8, 2004 (2) S&P revised outlook to positive on December 14, 2005 (3) Moody's raised senior debt rating on January 30, 2006

Historical 5-Year Credit Spreads

Historical 10-Year Credit Spreads